Exhibit 4





                        AMENDMENT TO JOINT FILING AGREEMENT

                In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing of a Statement on Schedule 13D (including any and all amendments thereto) with respect to the shares of Amscan Holdings, Inc. and further agree to the filing of this Amendment to the Joint Filing Agreement, dated August 20, 1997, as an Exhibit thereto. In addition, each party to this Amendment expressly authorizes each other party to such Joint Filing Agreement, as amended, to file on its behalf any and all amendments to such Statement on Schedule 13D.


      Dated:  December 19, 1997


                                CONFETTI ACQUISITION, INC.


                                By:  /s/ Joseph P. DiSabato
                                   Name:  Joseph P. DiSabato
                                   Title: Vice President


                                GS CAPITAL PARTNERS II, L.P.

                                   By:  GS Advisors, L.P.,
                                        its general partner

                                   By:  GS Advisors, Inc.,
                                        its general partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: President


                                GS ADVISORS, L.P.

                                   By:  GS Advisors, Inc.,
                                        its general partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: President


                                GS CAPITAL PARTNERS II OFFSHORE, L.P.

                                   By:  GS Advisors II (Cayman), L.P.,
                                        its general partner

                                   By:  GS Advisors II, Inc.,
                                        its general partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: President






                                GS ADVISORS II (CAYMAN), L.P.

                                   By:  GS Advisors, II, Inc.,
                                        its general partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: President


                                GS CAPITAL PARTNERS II (Germany) CIVIL
                                LAW PARTNERSHIP (with limitation of
                                liability)


                                   By:  GOLDMAN, SACHS & CO. oHG,
                                        its managing partner

                                   By:  GOLDMAN, SACHS & CO.
                                        Finanz GmbH, its managing
                                        partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Attorney-in-Fact


                                GOLDMAN, SACHS & CO. oHG

                                   By:  Goldman, Sachs & Co.
                                        Finanz GmbH, its managing
                                        partner


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Attorney-in-Fact


                                STONE STREET FUND 1997, L.P.

                                By: Stone Street Asset Corp.,
                                    its general partner

                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Vice President


                                BRIDGE STREET FUND 1997, L.P.

                                By: Stone Street Asset Corp.,
                                    its managing general partner

                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Vice President


                                STONE STREET ASSET CORP.

                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Vice President





                                GOLDMAN, SACHS & CO.


                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Managing Director


                                THE GOLDMAN SACHS GROUP, L.P.

                                   By: The Goldman Sachs Corporation,
                                       its general partner

                                By:  /s/ Richard A. Friedman
                                   Name:  Richard A. Friedman
                                   Title: Executive Vice President